TRANSFER AND ASSIGNMENT AGREEMENT


     ARBOR MILL LIMITED, a Texas limited partnership (hereinafter referred to as "TRANSFEROR"), whose address is c/o First Worthing, 8144 Walnut Hill Lane, Suite 550, Dallas, Texas 75231, for and in consideration of the delivery of certain partnership units and other good and valuable consideration, to the undersigned in hand paid, the receipt and legal sufficiency of which are hereby acknowledged, has BARGAINED, TRANSFERRED and CONVEYED unto WALDEN RESIDENTIAL OPERATING PARTNERSHIP, L.P., (hereinafter referred to as "TRANSFEREE"), whose address is 5400 LBJ Freeway, Suite 400, Dallas, Texas 75240, all of TRANSFEROR'S interest in and to all tangible personal property owned by TRANSFEROR described in Exhibit "A" attached hereto and incorporated herein by reference the same as if fully copied and set forth at length (hereinafter referred to as the "Personal Property"), and located on or attached to the real property more particularly described in Exhibit "B" attached hereto and incorporated herein by reference the same as if fully copied and set forth at length (hereinafter referred to as the "Real Property").

     TRANSFEROR HEREBY EXPRESSLY DISCLAIMS ANY WARRANTIES AS TO MERCHANTABILITY AND/OR FITNESS FOR A PARTICULAR PURPOSE AND ANY OTHER WARRANTIES OR REPRESENTATIONS AS TO THE PHYSICAL CONDITION OF THE PERSONAL PROPERTY OTHER THAN THOSE CONTAINED IN THE TRANSFER AND CONTRIBUTION AGREEMENT DATED MARCH 24, 1997. BY ITS ACCEPTANCE THEREOF, TRANSFEREE ACKNOWLEDGES AND AGREES THAT IT HAS INSPECTED THE PERSONAL PROPERTY AND ACCEPTS SAME IN ITS PRESENT CONDITION "AS IS".

     TRANSFEROR represents that the Personal Property described in Exhibit "A" is all of the Personal Property of every kind and character owned by TRANSFEROR and situated on or used in connection with the Real Property described on the attached Exhibit "B".

     TO HAVE AND TO HOLD the Personal Property, together with all and singular the rights and appurtenances thereto in any wise belonging, unto TRANSFEREE, and TRANSFEREE'S successors and assigns forever.


     IN WITNESS WHEREOF, TRANSFEROR has executed this Transfer and Assignment Agreement as of the ____ day of April 1997.

                              TRANSFEROR:

                              ARBOR MILL LIMITED,
                              a Texas limited partnership

                              By:  FS/Southwest XI,
                                   a Texas general partnership,
                                   its sole general partner

                                   By:  First Southwest Equity
                                        Corporation,
                                        a Texas corporation,
                                        its managing partner


                                        By:  ________________________
                                             Frederick L. Albrecht,
                                             Vice President



                     ACCEPTANCE OF TRANSFEREE

     The undersigned has inspected the Personal Property described in the foregoing Transfer and Assignment Agreement, accepts the Personal Property in its present condition and in its present location, and the foregoing Transfer and Assignment Agreement is accepted and approved this ____ day of April 1997.

                              TRANSFEREE:

                              By:  WALDEN RESIDENTIAL OPERATING
                                   PARTNERSHIP, L.P., a Georgia
                                   limited partnership

                                   By:  WALDEN OPERATING, INC.,
                                        general partner

                                   By:  ___________________________
                                        Mark S. Dillinger
                                        Executive Vice President




                         ACKNOWLEDGMENTS

THE STATE OF TEXAS

COUNTY OF DALLAS

     This instrument was acknowledged before me on this the ____ day of April 1997 by Mark S. Dillinger, Executive Vice President of WALDEN OPERATING, INC., General Partner of WALDEN RESIDENTIAL OPERATING
PARTNERSHIP, L.P., a Georgia limited partnership on behalf of such limited partnership.



                              Notary Public in and for
                              the State of


                              Printed Name of Notary Public

                              My Commission Expires:

THE STATE OF TEXAS

COUNTY OF DALLAS

     This instrument was acknowledged before me on this the 18th day of April, 1997, by Frederick L. Albrecht as the Vice President of First Southwest Equity Corporation, a Texas corporation, in its capacity as the general partner of FS/Southwest XI, a Texas general partnership, in its capacity as the general partner of ARBOR MILL LIMITED, a Texas limited partnership, on behalf of such corporation and partnerships.



                              Notary Public in and for
                              the State of Texas


                              Printed Name of Notary Public

                              My Commission Expires:

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